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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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Equity LifeStyle Properties, Inc.

(Name of Registrant as Specified In Its Charter)

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EQUITY LIFESTYLE PROPERTIES, INC.
Two North Riverside Plaza, Suite 800
Chicago, Illinois 60606

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On May 3, 2006

You are cordially invited to attend the 2006 Annual Meeting of Stockholders (the “Annual Meeting”) of Equity LifeStyle Properties, Inc., a Maryland corporation (the “Company”). The Annual Meeting will be held on Wednesday, May 3, 2006, at 10:00 a.m. Central Time at Twenty North Wacker Drive, Sixth Floor, Chicago, Illinois. At the Annual Meeting, stockholders of record at the close of business on March 10, 2006 will be asked to:

(1) elect each member of the Company’s Board of Directors to a one-year term;

(2) ratify the selection of Ernst & Young LLP as the Company’s independent accountants for 2006; and

(3) consider any other business properly brought before the Annual Meeting.

The attached Proxy Statement contains details of the proposals to be voted on at the Annual Meeting. We encourage you to read the Proxy Statement carefully.

YOUR VOTE IS VERY IMPORTANT. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT AS SOON AS POSSIBLE IN THE ENCLOSED ENVELOPE.

Thank you for your continued support of Equity LifeStyle Properties.

By Order of the Board of Directors

Ellen Kelleher
Executive Vice President, General Counsel
and Secretary

March 24, 2006

EQUITY LIFESTYLE PROPERTIES, INC.
Two North Riverside Plaza, Suite 800
Chicago, Illinois 60606

PROXY STATEMENT

INTRODUCTION

This Proxy Statement contains information related to the 2006 Annual Meeting of Stockholders (the “Annual Meeting”) of Equity LifeStyle Properties, Inc., a Maryland corporation (the “Company”), which will be held on Wednesday, May 3, 2006, at 10:00 a.m. Central Time at Twenty North Wacker Drive, Sixth Floor, Chicago, Illinois.

ABOUT THE ANNUAL MEETING

What is the Purpose of the Annual Meeting?

At the Annual Meeting, stockholders will vote on the following proposals (the “Proposals”): Proposal 1 — the election of all directors to a one-year term; and Proposal 2 — ratification of the selection of Ernst & Young LLP, an independent registered public accounting firm (“Ernst & Young”) as our independent accountants for the fiscal year ending December 31, 2006. We have sent these proxy materials to you because our Board of Directors (the “Board”) is requesting that you allow your shares of common stock of the Company (“Common Stock”) to be represented at the Annual Meeting by the proxies named in the enclosed proxy card. This Proxy Statement contains information that we are required to provide you under the rules of the Securities and Exchange Commission (“SEC”) and that is designed to assist you in voting your shares of Common Stock. On March 31, 2006, we began mailing these proxy materials to all stockholders of record at the close of business on March 10, 2006 (the “Record Date”).

Who Is Entitled to Vote?

You will be entitled to vote your shares of Common Stock on the Proposals if you held your shares of Common Stock as of the close of business on the Record Date. As of the Record Date, a total of 23,571,352 shares of Common Stock were outstanding and entitled to vote. Each share of Common Stock entitles its holder to cast one vote for each matter to be voted upon.

What Is Required to Hold the Annual Meeting?

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding and entitled to vote on the Record Date will constitute a quorum permitting business to be conducted at the Annual Meeting. If you have returned valid proxy instructions or you attend the Annual Meeting and vote in person, your shares of Common Stock will be counted for purposes of determining whether there is a quorum, even if you abstain from voting on any or all matters introduced at the Annual Meeting.

How Do I Vote?

Your vote is important. Stockholders can vote in person at the Annual Meeting or can vote by completing, signing and dating the enclosed proxy card and mailing it in the postage-paid envelope provided.

If you vote by proxy, the individuals named as representatives on the proxy card will vote your shares of Common Stock in the manner you indicate. You may specify whether your shares of Common Stock should be voted for all, some or none of the nominees for director and whether your shares of Common Stock should be voted for or against Proposal 2. If your shares of Common Stock are held by a broker, bank or other nominee (i.e., in “street name”), you will receive instructions from your nominee which you must follow in order to have your shares of Common Stock voted. Such stockholders who wish to vote in person at the Annual Meeting will need to obtain a proxy form from the broker, bank or other nominee that holds their shares of Common Stock of record.

Can I Change or Revoke My Proxy?

Yes, you may change your proxy at any time before the Annual Meeting by timely delivery of a properly executed, later-dated proxy or by voting in person at the Annual Meeting. You may revoke your proxy by filing a written notice with our Secretary at our address at any time before the Annual Meeting. The powers of the proxy holders will be suspended if you attend the Annual Meeting in person and so request that they be suspended. However, attendance (without further action) at the Annual Meeting will not by itself revoke a previously granted proxy.

What Are the Board’s Recommendations?

If no instructions are indicated on your valid proxy, the representatives holding your proxy will vote in accordance with the recommendations of the Board. The Board recommends a vote:

•	FOR the election of each of the nominees for director; and

•	FOR the ratification of the selection of Ernst & Young as the Company’s independent accountants.

With respect to any other matter that properly comes before the Annual Meeting or any adjournment or postponement thereof, the representatives holding proxies will vote as recommended by the Board, or if no recommendation is given, in their own discretion.

How Can I Manage the Number of Annual Reports I Receive?

Our 2005 Annual Report and financial statements have been mailed to stockholders with this Proxy Statement. If you share an address with any of our other stockholders, your household might receive only one copy of these documents. To request individual copies for each stockholder in your household, please contact Equity LifeStyle Properties, Inc., Attn: Investor Relations, at Two North Riverside Plaza, Suite 800, Chicago, Illinois 60606 (toll-free number: 1-800-247-5279). To ask that only one set of the documents be mailed to your household, please contact your bank, broker or other nominee or, if you are a stockholder of record, please call our transfer agent, LaSalle Bank, N.A., toll-free at 1-800-246-5761.

What Vote is Needed to Approve Each Proposal?

The affirmative vote of the holders of record of a plurality of all of the votes cast at the Annual Meeting at which a quorum is present is necessary for the election of the nominees for director. The affirmative vote of the holders of record of a majority of all the votes cast at the Annual Meeting at which a quorum is present is required for the ratification of the selection of Ernst & Young as our independent accountants and the approval of any other matters properly presented at the Annual Meeting for stockholder approval. Abstentions do not constitute a vote “for” or “against” any matter being voted on at the Annual Meeting and will not be counted as “votes cast,” although they will count toward the presence of a quorum. Broker “non-votes,” or proxies from brokers or nominees indicating that such broker or nominee has not received instructions from the beneficial owner or other entity entitled to vote such shares of Common Stock on a particular matter with respect to which such broker or nominee does not have discretionary voting power, will be treated in the same manner as abstentions for purposes of the Annual Meeting.

Who is Soliciting My Proxy?

This solicitation of proxies is made by and on behalf of our Board. We will pay the cost of solicitation of the proxies. We have retained LaSalle Bank, N.A., at a de minimis cost, to assist in the solicitation of proxies.

No person is authorized on our behalf to give any information or to make any representations with respect to the Proposals other than the information and representations contained in this Proxy Statement, and, if given or made, such information and/or representations must not be relied upon as having been authorized, and the delivery of this Proxy Statement shall not, under any circumstances, create any implication that there has been no change in our affairs since the date hereof.

CORPORATE GOVERNANCE

The Board regularly evaluates the Company’s corporate governance policies and benchmarks those policies against the rules and regulations of governmental authorities, the best practices of other public companies and suggestions received from various authorities. The Board has adopted the Company’s Guidelines on Corporate Governance. The Company’s Guidelines on Corporate Governance require that a majority of the directors be independent within the meaning of New York Stock Exchange (“NYSE”) standards. The Company’s Common Stock is listed on the NYSE under the symbol “ELS”. The Company has also adopted a Business Ethics and Conduct Policy, which applies to all directors, officers and employees of the Company.

The Guidelines on Corporate Governance, the Business Ethics and Conduct Policy and the charters of the Board’s Audit Committee and Compensation, Nominating and Corporate Governance Committee are each available on the Company’s website at http://www.equitylifestyle.com, and a copy of same may be obtained free of charge by sending a written request to Equity LifeStyle Properties, Inc., Attn: Investor Relations, Two North Riverside Plaza, Suite 800, Chicago, Illinois 60606, or by contacting the Company’s Investor Relations Department at investor relations@mhchomes.com.

Stockholder Communications with the Board

The Company’s Lead Director is Sheli Z. Rosenberg who, as an independent director, acts in the lead capacity to coordinate the other independent directors, consults with the Company’s Chief Executive Officer on Board agendas, chairs the executive sessions of the non-management directors and performs other such functions as the Board may direct. Any stockholder or other interested party who has a concern or inquiry regarding the conduct of the Company may communicate directly with the Board or the non-management directors by contacting the Lead Director, who will receive all such communications on behalf of the Board or the non-management directors (as applicable). Communications may be confidential or anonymous, and may be submitted in writing to the Lead Director, c/o Secretary, Equity LifeStyle Properties, Inc., Two North Riverside Plaza, Suite 800, Chicago, Illinois 60606. All written communications will be received and processed by the Secretary of the Company, and all substantive communications will be referred to the Lead Director. All such communications will be reviewed and, if necessary, investigated and/or addressed by the Lead Director and the status of such communications will be reported to the Board or the non-management directors (as applicable) on a quarterly basis. The Lead Director may direct special treatment, including the retention of outside advisors or counsel, for any such concern or inquiry.

Although each director is strongly encouraged to attend each Annual Meeting of Stockholders, the Board has no formal policy with respect to such attendance. A majority of the eight directors in office as of the date of the 2005 Annual Meeting of Stockholders were in attendance at such meeting.

Non-Management Directors’ Executive Sessions

Executive sessions of the Company’s non-management directors are scheduled in connection with regularly scheduled meetings of the Board and may be held without management present at such other times as requested by the non-management directors. The presiding director at these executive sessions is the Lead Director.

Committees of the Board; Meetings

Meetings:  During the year ended December 31, 2005, the Board held five meetings and took ten actions by unanimous written consent. Each of the directors attended 75% or more of the total number of the meetings of the Board and the committees on which he or she served.

Executive Committee:  The Executive Committee of the Board is comprised of Howard Walker (Chair), Samuel Zell and Donald S. Chisholm. The Executive Committee has the authority, within certain parameters set by the Board, to authorize the acquisition, disposition and financing of investments for the Company (including the issuance of additional limited partnership interests of MHC Operating Limited Partnership) and to authorize contracts and agreements, including those related to the borrowing of money by the Company, and generally exercise all other powers of the Board except as prohibited by law. During the year ended December 31, 2005, the Executive Committee held no meetings and took 13 actions by unanimous written consent.

Compensation, Nominating and Corporate Governance Committee:  The Compensation, Nominating and Corporate Governance Committee of the Board (the “Compensation Committee”) is comprised of Mrs. Rosenberg (Chair), Mr. Chisholm and Gary L. Waterman. The Board has determined that each of the Compensation Committee members is an “independent” director within the meaning set forth in the NYSE listing standards. The Compensation Committee determines compensation for the Company’s executive officers and exercises all powers of the Board in connection with compensation matters, including incentive compensation and benefit plans. The Compensation Committee also has the authority to grant stock options, stock appreciation rights and restricted stock awards in accordance with the Company’s 1992 Stock Option and Stock Award Plan, as amended and restated (the “Plan”), to the management of the Company and its subsidiaries, other employees and consultants. In addition, the Compensation Committee identifies and recommends qualified individuals to become Board members, develops and recommends the Guidelines on Corporate Governance applicable to the Company, recommends to the Board director nominees for each committee of the Board and directs the Board in an annual review of its performance. During the year ended December 31, 2005, the Compensation Committee held six meetings and took three actions by unanimous written consent.

Audit Committee:  The Audit Committee of the Board is comprised of Philip C. Calian (Chair), Thomas E. Dobrowski and Mrs. Rosenberg. The Board has determined that each of the Audit Committee members is an “independent” director within the meaning set forth in the NYSE listing standards and Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Board has also determined that Mr. Calian is an “audit committee financial expert” as such term is defined by the SEC in Item 401(h) of Regulation S-K. The Audit Committee is governed by the Audit Committee Charter which was filed as an attachment to the Company’s proxy statement filed with the SEC on April 11, 2005. The Audit Committee is responsible for, among other things, engaging our independent accountants, reviewing with the Company’s independent accountants the plans for and results of the audit engagement, approving professional services provided by the Company’s independent accountants, reviewing the independence of the Company’s independent accountants, considering the range of audit and non-audit fees and reviewing the adequacy of the Company’s internal accounting controls. The Audit Committee has also established procedures for the processing of complaints received from employees regarding internal control, accounting and auditing matters. During the year ended December 31, 2005, the Audit Committee held nine meetings and took no actions by unanimous written consent.

Board Member Nominations

Board member nominations are governed by the Compensation, Nominating and Corporate Governance Committee Charter. The Compensation Committee will consider nominees recommended by stockholders. If you wish to recommend a person whom you consider qualified to serve on the Board, you must give written notice to the Secretary of the Company in accordance with the requirements described in “Stockholder Proposals.” This notice must contain: (i) as to each nominee, all information that would be required to be disclosed in a proxy statement with respect to the election of directors pursuant to the Exchange Act, (ii) the name and address of the stockholder giving the notice, (iii) the number of shares of Common Stock owned beneficially and of record by such stockholder, and (iv) the written consent of each nominee to serve as a director if so elected. The Compensation Committee will consider and evaluate persons recommended by stockholders in the same manner as potential nominees identified by the Board and/or the Compensation Committee.

The Compensation Committee identifies nominees for director from various sources. In assessing potential director nominees, the Compensation Committee considers the character, background and professional experience of candidates. All nominees should possess good judgment and an inquiring and independent mind. Familiarity with the issues affecting the Company is among the relevant criteria. All director nominees must possess a reputation for the highest personal and professional ethics, integrity and values. The Compensation Committee will also carefully consider any potential conflicts of interest. Nominees must also be willing and able to devote sufficient time and effort to carrying out the duties and responsibilities of a director effectively, and should be committed to serving on the Board for an extended period of time.

Biographical Information

Set forth below are biographies of each of the Company’s executive officers. Biographies of the director nominees are set forth below in Proposal 1.

Executive Officers

Thomas P. Heneghan, 42, is President and Chief Executive Officer of the Company. See biographical information in Proposal 1 below.

Roger A. Maynard, 48, has been Executive Vice President and Chief Operating Officer of the Company since December 2005. Mr. Maynard is also a member of the Company’s Management Committee, which was created in 1995 and is comprised of the Company’s executive officers (the “Management Committee”). Mr. Maynard was Chief Operating Officer of the Company from January 2004 to December 2005. Mr. Maynard was Senior Vice President for national operations of the Company from January 2003 to December 2003. Mr. Maynard was Senior Regional Vice President for the Company’s Eastern division from September 2001 to December 2002, and Senior Regional Vice President for the Company’s Southeastern region from January 2000 to September 2001. Mr. Maynard was Regional Vice President for the Company’s Southeastern region from June 1998 to December 1999, and Regional Vice President for the Company’s Northeastern region from October 1997 to June 1998.

Ellen Kelleher, 45, has been Executive Vice President and General Counsel of the Company since March 1997, and has been Secretary of the Company since May 2000. Ms. Kelleher is also a member of the Management Committee. Ms. Kelleher was Senior Vice President, General Counsel and Assistant Secretary of the Company from March 1994 to March 1997. Ms. Kelleher is a director of Financial Management Advisors, a private money management company.

Michael B. Berman, 48, has been Executive Vice President and Chief Financial Officer of the Company since December 2005. Mr. Berman is also a member of the Management Committee. Mr. Berman was Vice President, Chief Financial Officer and Treasurer of the Company from September 2003 to December 2005. In 2003, Mr. Berman was an associate professor at New York University Real Estate Institute. Mr. Berman was a managing director in the Investment Banking department at Merrill Lynch & Co. from 1995 to 2002.

Marguerite Nader, 37, has been Vice President of New Business Development of the Company since January 2001. Ms. Nader is also a member of the Management Committee. Ms. Nader was Vice President of Asset Management of the Company from January 1998 to January 2001. Ms. Nader has been employed with the Company since 1993.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Independence of Directors

Pursuant to the Company’s Guidelines on Corporate Governance, which require that a majority of our directors be independent within the meaning of NYSE corporate governance standards and do not include any additional categorical standards other than those required by the NYSE, the Board undertook a review of the independence of directors nominated for re-election at the upcoming Annual Meeting. During this review, the Board considered transactions and relationships, if any, during the prior year between each director or any member of his or her immediate family and the Company, including those reported under “Certain Relationships and Related Transactions” below. As provided in the Guidelines, the purpose of this review was to determine whether any such relationships or transactions were inconsistent with a determination that the director is independent.

As a result of this review, the Board affirmatively determined that all the directors nominated for election at the Annual Meeting are independent of the Company and its management with the exception of our current Chief Executive Officer, Mr. Heneghan and our former Chief Executive Officer, Mr. Walker. The Board determined that each independent director has no material relationship with the Company other than being a director and/or a stockholder of the Company. The Board specifically considered Mr. Zell’s relationship to EGI (defined below) as described under “Certain Relationships and Related Transactions” below and determined that this relationship does not breach NYSE bright line tests and did not hinder his independence.

General Information about the Nominees

The Board currently consists of eight members. The Company’s Charter currently provides for the annual election of all directors. All the nominees are presently directors, and each nominee has consented to be named in this Proxy Statement and to serve if elected.

Biographical Information

Set forth below are biographies of each of the director nominees.

Samuel Zell, 64, has been Chairman of the Board of the Company since March 1995, and was Chief Executive Officer of the Company from March 1995 to August 1996. Mr. Zell was Co-Chairman of the Board of the Company from its formation until March 1995. Mr. Zell was a director of Mobile Home Communities, Inc., the former manager of the Company’s manufactured home communities, from 1983 until its dissolution in 1993. Mr. Zell has served as Chairman of Equity Group Investments, L.L.C. (“EGI”), a private investment company, since 1999 and is its president. Mr. Zell has been a trustee and chairman of the board of trustees of Equity Office Properties Trust (“Equity Office”), an equity real estate investment trust (“REIT”) primarily focused on office buildings, since October 1996, and was its chief executive officer from April 2002 to April 2003, and its president from April 2002 to November 2002. For more than the past five years, Mr. Zell has served as chairman of the board of Anixter International, Inc., a global distributor of structured cabling systems; as chairman of the board of Equity Residential, an equity REIT that owns and operates multi-family residential properties; and as chairman of the board of Capital Trust, Inc., (“Capital Trust”) a specialized finance company. Mr. Zell has been chairman of the board of Covanta Holding Corporation (previously known as Danielson Holding Corporation) since September 2005, was previously a director from 1999 until 2004, and served as its president, chairman and chief executive officer from July 2002 to October 2004. Mr. Zell was the chairman of the board of Rewards Network, Inc. (previously known as iDine Rewards Network, Inc.), an administrator of loyalty-based consumer reward programs, from 2002 until 2005.

Howard Walker, 66, has been Vice-Chairman of the Board of the Company since May 2003 and Chair of the Board’s Executive Committee since January 2004. Mr. Walker has been a director of the Company since November 1997. Mr. Walker was Chief Executive Officer of the Company from December 1997 to December 2003. Mr. Walker was President of the Company from September 1997 to May 2000, and President of Realty Systems, Inc., an affiliate of the Company, from March 1995 to April 2000. Mr. Walker was a Vice President of the Company from January 1995 to March 1995. Mr. Walker is a director of Infohealth, Inc., a privately held company that provides information system services to the health care industry.

Thomas P. Heneghan, 42, has been President and Chief Executive Officer of the Company since January 2004. Mr. Heneghan has been a director of the Company since March 2004. Mr. Heneghan is a member of the Company’s Management Committee. Mr. Heneghan was President and Chief Operating Officer of the Company from May 2000 to December 2003. Mr. Heneghan was Executive Vice President, Chief Financial Officer and Treasurer of the Company from April 1997 to May 2000, and Vice President, Chief Financial Officer and Treasurer of the Company from February 1995 to March 1997.

Donald S. Chisholm, 71, has been a director of the Company since March 1993. Mr. Chisholm is president of Vernon Development Co., the developer of a 650-acre golf course community, and of Ann Arbor Associates Inc., a real estate development and management company, both for more than five years.

Thomas E. Dobrowski, 62, has been a director of the Company since March 1993. Mr. Dobrowski was the managing director of real estate and alternative investments of General Motors Investment Management Corporation from December 1994 to September 2005. Mr. Dobrowski is a director of Capital Trust. Mr. Dobrowski is also a trustee of Equity Office.

Philip C. Calian, 43, has been a director of the Company since October 2005. Mr. Calian has been founder and managing partner of Kingsbury Partners LLC since January 2003, and a principal of Waveland Investments LLC since July 2004. Kingsbury Partners LLC is a private equity and consulting firm focused on providing capital and ownership skills to middle market distressed businesses, and Waveland Investments LLC is a Chicago-based private equity firm with committed equity capital. Prior to founding Kingsbury Partners LLC, Mr. Calian was chief executive officer of American Classic Voyages Co., a travel and leisure company, from 1995 until 2002. Mr. Calian is a director of JetAway Today, Inc., a private internet travel company; Hudson Lock, LLC, a private lock manufacturer; and Cottingham & Butler, Inc., a private insurance broker.

Sheli Z. Rosenberg, 64, has been a director of the Company since August 1996, and has been the Lead Director of the Company since 2002. Mrs. Rosenberg was vice chairman of EGI from January 2000 through December 2003. Mrs. Rosenberg was president of Equity Group Investments, Inc. (“EGI, Inc.”), an investment company, from November 1994 to December 1999, and was chief executive officer of EGI, Inc. from November 1994 to December 1998. Mrs. Rosenberg was a principal of the law firm of Rosenberg & Liebentritt from 1980 to September 1997. Mrs. Rosenberg is a director of CVS Corporation, an owner and operator of drug stores; Cendant Corporation, a travel related, real estate and direct marketing services company; and Ventas, Inc., an owner of real estate in the health care field. Mrs. Rosenberg is a trustee of Equity Office and Equity Residential.

Gary L. Waterman, 64, has been a director of the Company since March 1993. Since 1989, Mr. Waterman has been president of Waterman Limited, a real estate services and investment company that he founded. Mr. Waterman is a director and member of the compensation committee of Java Trading Company, a wholesale coffee roasting company.

Vote Required

A plurality of the votes cast in person or by proxy at the Annual Meeting is required for the election of directors. Although we know of no reason why any nominee would not be able to serve, if any nominee should become unavailable for election, the persons named as proxies will vote your shares of Common Stock to approve the election of any substitute nominee proposed by the Board.

Board Recommendation

The Board unanimously recommends that you vote “FOR” each of the eight nominees for director for a one-year term.

PROPOSAL NO. 2

RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

The Board recommends that the stockholders ratify the selection of Ernst & Young as the Company’s independent accountants for the fiscal year ending December 31, 2006. Although stockholder action on this matter is not required, the Board believes it is good corporate practice to seek stockholder ratification of its selection. The Audit Committee has pre-approved Ernst & Young’s review of our 2006 quarterly financial statements and SEC filings and intends to engage Ernst & Young to audit our 2006 annual financial statements. If the selection of Ernst & Young is not ratified, the Audit Committee anticipates that it will nevertheless engage Ernst & Young as independent accountants for the 2006 calendar year, but will consider whether it should select other auditors for the 2007 calendar year.

Ernst & Young has advised us that neither it nor any member thereof has any financial interest, direct or indirect, in our Company or any of our subsidiaries in any capacity. There have been no disagreements between the Company and its independent accountants relating to accounting procedures, financial statement disclosures or related items. Representatives of Ernst & Young are expected to be available at the Annual Meeting. These representatives will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Audit and Non-Audit Fees

Audit Fees.  The aggregate fees billed (or expected to be billed) for fiscal years 2005 and 2004 for professional services rendered by the independent accountants for the audit of the Company’s financial statements, for the audit of internal controls relating to Section 404 of the Sarbanes-Oxley Act and for the reviews by the independent accountants of the financial statements included in the Company’s Forms 10-Q were $529,000 and $620,500, respectively.

Audit-Related Fees.  The aggregate fees billed (or expected to be billed) for fiscal years 2005 and 2004 for assurance and related services by the independent accountants that are reasonably related to the performance of the audit or review of the Company’s financial statements that are not reported as “Audit Fees” above were $37,450 and $152,000, respectively. These fees consist primarily of fees for services provided to assist the Company with attest services related to audits of subsidiaries and benefit plans.

Tax Fees.  The aggregate fees billed (or expected to be billed) for fiscal years 2005 and 2004 for professional services rendered by the independent accountants for tax compliance, tax advice and tax planning were $29,500 for each year. These fees consist primarily of fees for services provided to assist the Company with tax return preparation and review and corporate tax compliance services.

All Other Fees.  There were no other fees billed to the Company by the independent accountants in fiscal years 2005 and 2004.

Auditor Independence.  The Audit Committee has determined that the independent accountants’ provision of the non-audit services described above is compatible with maintaining the independent accountants’ independence.

Policy on Pre-Approval.  The Company and the Audit Committee are committed to ensuring the independence of the Company’s independent accountants, both in fact and in appearance. In this regard, the Audit Committee has established a pre-approval policy in accordance with the applicable rules of the SEC and the NYSE. The Audit Committee must pre-approve all audit services and permissable non-audit services provided by the Company’s independent accountants, except for any de minimis non-audit services. The Audit Committee may delegate to one or more of its members who is an independent director the authority to grant pre-approvals. All services provided by Ernst & Young in 2005 were pre-approved by the Audit Committee.

Vote Required

The affirmative vote of holders of a majority of the votes cast is necessary to ratify the selection of Ernst & Young.

Board Recommendation

The Board unanimously recommends that you vote “FOR” the ratification of the selection of Ernst & Young as the Company’s independent accountants for 2006.

EXECUTIVE COMPENSATION

This table reflects, for each of the last three years, the compensation paid to or earned by the Company’s Chief Executive Officer and those persons who were, at December 31, 2005, the next four most highly compensated executive officers of the Company.

SUMMARY COMPENSATION TABLE

				Long-Term Compensation Awards
				Restricted	Securities
		Annual Compensation		Common	Underlying	All Other
Name and Principal Position			Bonus	Stock Awards	Options	Compensation
(as of December 31, 2005)	Year	Salary ($)	($)(1)	($) (2)(3)	Granted (#)	($)(4)

Thomas P. Heneghan	2005	350,000	565,000	0	0	8,400
President, Chief Executive	2004	275,400	471,875	1,472,000	0	12,300
Officer, Director and	2003	270,000	0	0	0	8,000
Member of Management Committee(5)
Ellen Kelleher	2005	285,000	271,000	0	0	8,400
Executive Vice President,	2004	257,040	361,000	920,000	0	12,300
General Counsel, Secretary and	2003	252,000	150,000	0	0	8,000
Member of Management Committee
Roger A. Maynard	2005	285,000	271,000	0	0	8,400
Executive Vice President,	2004	257,040	361,000	1,104,000	0	12,300
Chief Operating Officer and	2003	175,000	150,000	0	0	8,000
Member of Management Committee(6)
Michael B. Berman	2005	285,000	271,000	0	0	8,400
Executive Vice President,	2004	257,040	361,000	920,000	0	12,300
Chief Financial Officer and	2003	61,062	50,000	0	0	0
Member of Management Committee(7)
Marguerite Nader	2005	155,488	205,000	0	0	6,220
Vice President of New Business	2004	135,000	56,500	276,000	0	11,796
Development and Member of	2003	132,355	40,000	0	0	6,894
Management Committee

(1)	Under the Plan, an officer who receives a bonus receives 50% of the bonus in cash and 50% of the bonus in the form of a stock award. Under the Plan, the officer may request, subject to approval by the Compensation Committee, to receive more or less than 50% of the bonus in the form of a stock award. To the extent that an officer receives up to 50% of the bonus as a stock award, the stock award is calculated using the fair market value of a share of Common Stock as of the date the bonus is paid. If more than 50% of the bonus is to be paid as a stock award, the additional stock award is calculated using the most recent purchase price for a share of Common Stock under the Company’s Non-Qualified Employee Stock Purchase Plan (“ESPP”) or the price that would be used under the ESPP for the offering period then in progress if the period ended the day the bonus was paid, which is less than the fair market value of a share of Common Stock on the day the bonus is paid.

(2)	The total number and value of shares of Common Stock (“Restricted Common Stock”) awarded pursuant to restricted stock grants (“Restricted Common Stock Awards”) in various years, and held by each named executive officer as of December 31, 2005, were as follows:

	Number
	of Shares	Value ($)

Thomas P. Heneghan	27,334	1,216,363
Ellen Kelleher	18,334	815,863
Roger A. Maynard	14,000	623,000
Michael B. Berman	8,334	370,863
Marguerite Nader	6,500	289,250

All holders of Restricted Common Stock receive any dividends paid on such shares.

(3)	The number of shares of Restricted Common Stock granted to each named executive officer effective January 5, 2004 pursuant to the 2004 Program, as described below under “Compensation Committee Report on Executive Compensation”, was as follows (each of these awards is subject to a vesting schedule, with one-third of the award vesting on December 10, 2004; one-third vesting on December 10, 2005; and the remainder vesting on December 10, 2006):

Thomas P. Heneghan	40,000
Ellen Kelleher	25,000
Roger A. Maynard	30,000
Michael B. Berman	25,000
Marguerite Nader	7,500

(4)	Includes employer matching contributions and profit sharing contributions pursuant to the Equity LifeStyle Properties, Inc. Retirement Savings Plan.

(5)	Mr. Heneghan became President and Chief Executive Officer as of January 1, 2004, and became a director in March 2004.

(6)	Mr. Maynard became Chief Operating Officer as of January 1, 2004, and became Executive Vice President and Chief Operating Officer in December 2005.

(7)	Mr. Berman became Vice President, Chief Financial Officer and Treasurer as of September 30, 2003, and became Executive Vice President and Chief Financial Officer in December 2005.

OPTION GRANTS IN LAST FISCAL YEAR

There were no option grants in fiscal year 2005 to any of the executive officers named in the Summary Compensation Table, except that Mr. Heneghan received a grant of options to purchase 10,000 shares of Common Stock for his service as a director during 2005.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR — END OPTION VALUES

			Number of	Value of Unexercised
			Unexercised Options	In-the-Money Options
	Shares		at FY-End (#)	at FY-End ($)
	Acquired on	Value	Exercisable/	Exercisable/
Name	Exercise (#)	Realized ($)	Unexercisable	Unexercisable

Thomas P. Heneghan	0	0	9,999/10,001	110,289/90,911
Ellen Kelleher	0	0	0/0	0/0
Roger A. Maynard	0	0	0/0	0/0
Michael B. Berman	0	0	0/0	0/0
Marguerite Nader	0	0	0/0	0/0

STOCK OPTION AND STOCK AWARD PLAN INFORMATION

The Plan was adopted in December 1992, and amended and restated from time to time, most recently effective March 23, 2001. The Plan and certain amendments thereto were approved by the Company’s stockholders. A maximum of 6,000,000 shares of Common Stock are available for grant under the Plan, and no more than 250,000 shares of Common Stock may be subject to grants to any one individual in any calendar year. As of December 31, 2005, 1,775,975 shares of Common Stock remained available for grant; of these, 839,025 shares of Common Stock remained available for Restricted Common Stock Awards.

DIRECTOR COMPENSATION

The Company paid each of its non-employee directors a quarterly fee of $7,500 for the quarters ended March 31, 2005 and June 30, 2005 and $11,250 for the quarters ended September 30, 2005 and December 31, 2005, respectively. In addition, directors who serve on the Executive Committee, Audit Committee or Compensation Committee receive an additional $1,000 per annum for each committee on which they serve. Committee chairs receive an additional $500 per annum for their service. Directors who are employees of the Company are not paid any directors’ fees. The Company reimburses the directors for travel expenses incurred in connection with their activities on behalf of the Company. On the date of the first Board meeting after each Annual Meeting of Stockholders, each director then in office will receive at the director’s election either an annual grant of options to purchase 10,000 shares of Common Stock at the then-current market price or an annual grant of 2,000 shares of Restricted Common Stock. One-third of the options to purchase Common Stock and the shares of Restricted Common Stock covered by these awards vest on the date six months after the grant date, one-third vest on the first anniversary of the grant date and one-third vest on the second anniversary of the grant date. In February 2006, Mr. Zell was awarded options to purchase 100,000 shares of Common Stock, for services rendered as Chairman of the Board during 2005; Mrs. Rosenberg was awarded options to purchase 25,000 shares of Common Stock, which she elected to receive as 5,000 shares of Restricted Common Stock, for services rendered as Lead Director and Chair of the Compensation Committee during 2005; Mr. Walker was awarded options to purchase 15,000 shares of Common Stock, which he elected to receive as 3,000 shares of Restricted Common Stock, for services rendered as Chair of the Executive Committee during 2005; and Mr. Calian was awarded options to purchase 15,000 shares of Common Stock, which he elected to receive as 3,000 shares of Restricted Common Stock, for services rendered as Audit Committee Financial Expert and Audit Committee Chair during 2005. One-third of the options to purchase Common Stock and the shares of Restricted Common Stock covered by these awards vests on each of December 31, 2006, December 31, 2007 and December 31, 2008.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee members for 2005 were Mr. Chisholm, Mr. Waterman and Mrs. Rosenberg. No member of the Compensation Committee is a past or present officer or employee of the Company. For a description of certain transactions with Board members or their affiliates, see “Certain Relationships and Related Transactions.”

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee determines the compensation of the Company’s officers, including those named in the Summary Compensation Table, and guides the Company’s overall philosophy towards compensation of its employees. The Compensation Committee believes that the compensation of the Company’s Chief Executive Officer and all of the Company’s officers should be both competitive and based on individual and Company performance.

The Company’s executive salary structure is reviewed annually by the Compensation Committee using the SNL Executive Compensation Review for REITs (“SNL Survey”) for guidance. In addition, the entire Company’s salary structure is reviewed annually. Where salary information is unavailable for a particular position, other positions having similar responsibilities either within the Company or in companies of comparable size are used. Salary increases are based upon overall Company performance and upon each officer’s (including the Chief Executive Officer’s) performance and contribution to the Company’s performance.

The Company’s compensation policy takes into account a review of local and national peer group salary surveys focusing primarily on the SNL Survey. The SNL Survey contains detailed compensation and performance data on publicly traded REITs. The Compensation Committee believes the SNL Survey provides comparable salary data for the Company. The Compensation Committee believes that the Company’s compensation levels compare favorably to those of the Company’s peer groups described in the surveys and targets median to high total compensation levels for the Company’s officers. This is not the same peer group that is used in the Performance Graph disclosed separately in this Proxy Statement. In addition, during 2006 the Compensation Committee engaged the services of an outside consulting firm, Towers Perrin, to review and advise the Compensation Committee on executive compensation matters.

The Compensation Committee believes that attracting and retaining highly qualified executives is accomplished by providing competitive base salaries and meaningful incentives, both short-term and long-term, intended to reward performance and retain experienced management. During the fiscal year ended December 31, 2005, there were three major components of executive compensation: base salary, bonus and long-term incentives in the form of Restricted Common Stock Awards. The Compensation Committee has deliberately kept base salaries at levels which may compare less favorably with comparable positions in other companies. This allows the Compensation Committee to reward officers’ performance through bonuses and long-term incentives such as Restricted Common Stock Awards. Further short-term and mid-term incentives for officers are accomplished through the Company’s bonus plan. The bonus plan involves the Company and the officer jointly setting goals for such officer at the beginning of each year.

Benchmarks for determining bonus amounts during 2005 included meeting occupancy targets in the manufactured home community portfolio, achieving certain levels of new home sales volumes, sales profitability, and resort operation revenues, and achieving proforma costs and timeliness on expansion and development projects. Each performance measure carried equal weight.

In 2005, the Company’s core business continued to deliver solid operating performance. The Company successfully integrated and operated the 135 properties that we acquired or invested in during 2004. During the integration process, the existing business continued to operate in line with expectations. Because of the success of the integration of the properties, the Compensation Committee awarded an additional special award bonus (“Special Award”) of $250,000 for the Chief Executive Officer and $100,000 for each of the Chief Financial Officer, Chief Operating Officer, General Counsel and Vice President of New Business Development.

To provide long-term incentives for officers and to retain qualified officers, the Company has created performance and tenure-based Restricted Common Stock Award programs. The vesting of Restricted Common Stock Awards is subject to acceleration in the case of death, disability and involuntary termination not for cause or change of control of the Company. The Compensation Committee recognizes that the interests of stockholders are best served by giving key employees the opportunity to participate in the appreciation of the Company’s Common Stock.

In December 2001, the Compensation Committee created the 2004 Long Term Restricted Stock Plan (the “2004 Program”), which provided for shares of Restricted Common Stock to be granted on January 5, 2004 to individuals who were employed by the Company on November 15, 2001 and on January 5, 2004 and who hold the respective titles of Chief Executive Officer, Chief Operating Officer, General Counsel and Chief Financial Officer, as well as certain other titles, on such grant date. Shares granted on January 5, 2004 are subject to a further three year vesting schedule, with one-third vesting December 10, 2004, one-third vesting December 10, 2005 and one-third vesting December 10, 2006, with vesting based on an individual’s tenure in such titled positions. In connection with the hiring of Mr. Berman, Chief Financial Officer of the Company, in September 2003, the Compensation Committee waived the requirement that Mr. Berman hold such title on the grant date in order to be eligible to receive a grant of Restricted Common Stock under the 2004 Program; as a result, Mr. Berman received such a grant on January 5, 2004. On January 5, 2004 under the 2004 Program, Mr. Heneghan was granted 40,000 shares; Mr. Berman was granted 25,000 shares; Mr. Maynard was granted

30,000 shares; Ms. Kelleher was granted 25,000 shares; and Ms. Nader was granted 7,500 shares. No Restricted Common Stock was granted to employees or officers of the Company in 2005.

During 2005, Mr. Heneghan, who served as the Chief Executive Officer of the Company, received a base annual salary of $350,000 and a cash bonus of $315,000, representing 60% of the bonus for which he was eligible, excluding the Special Award discussed above. In establishing Mr. Heneghan’s base annual salary for 2006, the Compensation Committee considered Mr. Heneghan’s individual performance and the performance of the Company in 2005. The Compensation Committee also recognized that under Mr. Heneghan’s leadership of the Company, the Company successfully integrated and operated the 2004 acquisitions while maintaining performance of the existing business. In establishing Mr. Heneghan’s 2005 bonus, the Compensation Committee reviewed Mr. Heneghan’s performance against established goals set by the Compensation Committee for both the Company and Mr. Heneghan individually. In 2005, Mr. Heneghan was eligible to receive a bonus of up to 150% of his base annual salary; however, Mr. Heneghan and the other members of senior management received only the portion of the bonus related to new home sales volumes, sales profitability, and resort operation revenues, but did not receive the portion of the bonus related to occupancy and development activities. Mr. Heneghan requested, and the Compensation Committee approved, that the portion of the 2005 potential bonus relating to occupancy and development activities be carried over into bonus targets for 2006 due to unforeseen factors impacting these targets, such as hurricanes and alternative use analyses on previously approved development plans. The Compensation Committee further determined that Mr. Heneghan’s base salary and bonus were appropriate in relation to market data and the base salaries of other Chief Executive Officers within the Company’s industry and within publicly traded companies of similar size.

No options were granted to employees of the Company during 2005, except for Mr. Heneghan’s grant as a director.

The Compensation Committee believes that the compensation program properly rewards the Company’s officers for achieving improvements in the Company’s performance and serving the interests of its stockholders.

The Company may or may not structure compensation arrangements to satisfy the requirements for performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).

Respectfully submitted,

Sheli Z. Rosenberg, Chair
Donald S. Chisholm
Gary L. Waterman

March 24, 2006

AUDIT COMMITTEE REPORT

The Audit Committee of the Board consists of the three directors of the Company listed below, each of whom meets the independence and financial literacy requirements of the NYSE and Rule 10A-3 of the Exchange Act. In addition, the Board has determined that Mr. Calian qualifies as an “audit committee financial expert” as defined by the SEC rules. No member of the Audit Committee is a current or former officer or employee of the Company, and no member serves on more than two other public company audit committees.

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board. The Company’s management has the primary responsibility for the financial statements, for maintaining effective internal control over financial reporting, and for assessing the effectiveness of internal control over financial reporting. The Audit Committee is governed by a written charter approved by the Board. In accordance with this charter, the Audit Committee oversees the accounting, auditing and financial reporting practices of the Company. The Audit Committee is responsible for the appointment, retention, compensation, and oversight of the work of the independent accountants. The Audit Committee pre-approves the services of the independent accountants in accordance with the applicable rules of the SEC and the NYSE. The Audit Committee has also established procedures for the processing of complaints received from employees regarding internal control, accounting, and auditing matters. The Audit Committee held nine meetings during 2005.

In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 (the “Form 10-K”) with the Company’s management, including a discussion of the quality, not just the acceptability, of the accounting principles; the reasonableness of significant judgments; and the clarity of disclosures in the financial statements. The Audit Committee also reviewed and discussed management’s report on its assessment of the effectiveness of the Company’s internal control over financial reporting and the independent accountants’ report on management’s assessment and the effectiveness of the Company’s internal control over financial reporting with management, the internal auditors and the independent accountants.

The Audit Committee reviewed with the Company’s independent accountants, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee by Statement on Auditing Standards No. 61 (as amended), other standards of the Public Company Accounting Oversight Board, rules of the SEC, and other applicable regulations. In addition, the Audit Committee has discussed with the independent accounting firm the firm’s independence from the Company’s management and the Company, including the matters in the letter from the firm required by Independence Standards Board Standard No. 1, and considered the compatibility of non-audit services provided to the Company by the independent accountants with the independent accountants’ independence.

The Audit Committee discussed with the Company’s independent accountants the overall scope and plans for their audit. The Audit Committee met with the independent accountants, with and without management present, to discuss the results of their examinations; their evaluation of the Company’s internal controls, including internal control over financial reporting; and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements and management’s assessment of the effectiveness of the Company’s internal control over financial reporting be included in the Form 10-K for filing with the SEC. The Audit Committee and the Board also have recommended, subject to stockholder ratification, the selection of the Company’s independent accountants.

Respectfully submitted,

Philip C. Calian, Chair
Thomas E. Dobrowski
Sheli Z. Rosenberg

March 24, 2006

PERFORMANCE GRAPH

The following performance graph compares total stockholders’ return on the Common Stock since December 31, 2000 with the Standard and Poors (“S&P”) 500 Stock Index and the index of equity REITs prepared by the National Association of Real Estate Investment Trusts (“NAREIT”). The Common Stock price performance graph assumes that an investment of $100 was made on December 31, 2000 in the Common Stock and in each of the two indexes, and further assumes the reinvestment of all dividends. Equity REITs are defined as those REITs which derive more than 75% of their income from equity investments in real estate assets. The NAREIT equity index includes all tax qualified REITs listed on the NYSE, the American Stock Exchange or the NASDAQ Stock Market. Common Stock price performance presented for the period from December 31, 2000 through December 31, 2005 is not necessarily indicative of future results.

Comparison of 5 Year Cumulative Total Return
Assumes Initial Investment of $100
December 2005

			2000	2001	2002	2003	2004	2005
Company	Return	%		14.38	.65	32.67	17.73	24.78
	Cumulative $		$100.00	$114.38	$115.12	$152.72	$179.81	$224.37
S&P 500	Return	%		-11.88	-22.11	28.68	10.87	3.00
	Cumulative $		$100.00	$88.12	$68.64	$88.32	$97.92	$100.86
NAREIT Equity	Return	%		12.67	3.81	37.06	31.57	12.12
	Cumulative $		$100.00	$112.67	$116.97	$160.32	$210.94	$236.51

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

This table sets forth information with respect to persons who are known to own more than 5% of the 23,571,352 outstanding shares of Common Stock as of March 10, 2006.

	Amount and
	Nature of
	Beneficial	Percentage
Name and Business Address of Beneficial Owner	Ownership(1)	of Class

Samuel Zell and entities affiliated with Samuel Zell and Ann Lurie and entities affiliated with Ann Lurie(2)	3,788,678	16.1%
Two North Riverside Plaza
Chicago, Illinois 60606
FMR Corp.(3)	3,236,259	13.7%
82 Devonshire Street
Boston, Massachusetts 02109
Deutsche Bank AG(4)	2,791,143	11.8%
Taunusanlage 12, D-60325
Frankfurt am Main
Federal Republic of Germany
Morgan Stanley(5)	2,350,378	10.0%
1585 Broadway
New York, New York 10036
General Motors Employees Global Group Pension Trust(6)	2,271,198	9.6%
c/o General Motors Investment
Management Corporation
767 Fifth Avenue
New York, New York 10153

(1)	MHC Operating Limited Partnership (the “Operating Partnership”) is the entity through which the Company conducts substantially all of its operations. The limited partners of the Operating Partnership own units of limited partnership interest (“OP Units”) which are convertible into an equivalent number of shares of Common Stock. In accordance with SEC regulations governing the determination of beneficial ownership of securities, the percentage of Common Stock beneficially owned by a person assumes that all OP Units held by the person are exchanged for Common Stock, that none of the OP Units held by other persons are so exchanged, that all options exercisable within 60 days of the Record Date to acquire Common Stock held by the person are exercised and that no options to acquire Common Stock held by other persons are exercised.

(2)	Includes Common Stock, OP Units which are exchangeable for Common Stock, and options to purchase Common Stock which are currently exercisable or exercisable within 60 days of the Record Date owned as follows:

	Common
	Stock	OP Units	Options

Samuel Zell	217,091	—	586,666
Samuel Zell Revocable Trust	10,551	—	—
Helen Zell Revocable Trust	2,000	—	—
Samstock/SZRT, L.L.C.	294,133	13,641	—
Samstock/ZGPI, L.L.C.	6,003	—	—
Samstock, L.L.C.	446,000	601,665	—
Samstock/ZFT, L.L.C.	8,887	187,278	—
Samstock/Alpha, L.L.C.	8,887	—	—
EGI Holdings, Inc.	—	579,873	—
Donald S. Chisholm Trust	7,000	—	—
Anda Partnership	—	233,694	—
LFT Partnership	—	5,436	—
EGIL Investments, Inc.	—	579,873	—
TOTALS:	1,000,552	2,201,460	586,666

Mr. Zell does not have a pecuniary interest in the 2,000 shares of Common Stock shown above held by the Helen Zell Revocable Trust, the trustee of which is Helen Zell, Mr. Zell’s spouse. Mr. Zell also does not have a pecuniary interest in the 7,000 shares of Common Stock shown above held by the Donald S. Chisholm Trust, the trustee of which is Mr. Zell.

The number in the table includes 469,777 shares of Common Stock and 2,187,819 OP Units in which Mr. Zell has a pecuniary interest, but with respect to which he does not have voting or dispositive power. 469,777 shares of Common Stock and 1,368,816 OP Units are indirectly owned by trusts established for the benefit of Mr. Zell and his family, the trustee of which is Chai Trust Company, L.L.C. (“Chai Trust”). Mr. Zell is not an officer or director of Chai Trust and does not have voting or dispositive power with respect to such Common Stock or OP Units. Additionally, 819,003 OP Units are held by EGIL Investments, Inc. (“EGIL”), Anda Partnership and LFT Partnership. Under a shareholders’ agreement dated December 31, 1999, trusts established for the benefit of the family of Ann and Robert Lurie have the power to vote and to dispose of the OP Units beneficially owned by EGIL. In addition, Ann Lurie and Mark Slezak each share the power to vote or to direct the vote and share the power to dispose or to direct the disposition of OP Units held by Anda Partnership and LFT Partnership, and Mr. Zell does not have a pecuniary interest in the OP Units held thereby. Mr. Zell disclaims beneficial ownership of such 469,777 shares of Common Stock and 2,187,819 OP Units, except to the extent of his pecuniary interest therein.

(3)	Pursuant to a Schedule 13G/A filed with the SEC for calendar year 2005, Fidelity Management & Research Company, a wholly-owned subsidiary of FMR Corp. (“FMR”) and an investment advisor registered under Section 203 of the Investment Advisors Act of 1940 (“Investment Act”), is the beneficial owner of 3,014,671 shares of Common Stock as a result of acting as investment advisor to various investment companies under the Investment Act. The ownership of one investment company, Real Estate Investment Portfolio (“REIP”), amounted to 1,553,900 shares of Common Stock. REIP has its principal office at 82 Devonshire Street, Boston, Massachusetts 02109. Fidelity Management Trust Company, a wholly-owned subsidiary of FMR, is the beneficial owner of 221,588 shares of Common Stock as a result of serving as investment manager of certain institutional accounts. Edward C. Johnson 3d, Abigail P. Johnson and other members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR.

(4)	Pursuant to a Schedule 13G/A filed with the SEC for calendar year 2005, Deutsche Bank AG is the beneficial owner of 2,791,143 shares of Common Stock on behalf of the Private Clients and Asset

Management business group of Deutsche Bank AG and its subsidiaries and affiliates. Of these shares, RREEF America, L.L.C. is the reported beneficial owner of 2,731,043 shares; Deutsche Investment Management Americas is the reported beneficial owner of 34,700 shares; Deutsche Asset Management, Inc. is the reported beneficial holder of 16,200 shares; and Deutsche Bank Trust Corp Americas is the reported beneficial holder of 9,200 shares.

(5)	Pursuant to a Schedule 13G/A filed with the SEC for calendar year 2005, Morgan Stanley and its wholly-owned subsidiary, Morgan Stanley Investment Management Inc. (“MSIM”), are the beneficial owners of 2,350,378 shares of Common Stock, including shares owned through accounts managed by them on a discretionary basis. MSIM has sole voting and dispositive power over 1,547,218 shares of Common Stock. Morgan Stanley has sole voting and dispositive power over 1,736,443 shares of Common Stock and shared voting and dispositive power over 607 shares of Common Stock.

(6)	The shares of Common Stock reported herein are held of record by State Street Bank & Trust Company, acting as trustee (the “Trustee”) for the General Motors Employes Global Group Pension Trust (the “GM Trust Fund”), a trust formed under and for the benefit of certain employee benefit plans of General Motors Corporation (“GM”) and its subsidiaries and a former GM affiliate and its subsidiaries. These shares may be deemed to be owned beneficially by General Motors Investment Management Corporation (“GMIMC”), a wholly owned subsidiary of GM. GMIMC’s principal business is providing investment advice and investment management services with respect to the assets of certain employee benefit plans of GM and its subsidiaries and former affiliates. The Trustee may vote and dispose of the shares held by the GM Trust Fund only pursuant to the direction of GMIMC personnel, and accordingly beneficial ownership of the shares by the Trustee is disclaimed.

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth, as of March 10, 2006, certain information with respect to the Common Stock that may be deemed to be beneficially owned by each director of the Company, by the executive officers named in the Summary Compensation Table and by all such directors and executive officers as a group. The address for each of the directors and executive officers is c/o Equity LifeStyle Properties, Inc., Two North Riverside Plaza, Suite 800, Chicago, Illinois 60606. Unless otherwise indicated, each person has sole investment and voting power, or shares such power with his or her spouse, with respect to the shares set forth in the following table.

	Shares of	Shares Upon
	Common	Exercise of		Percentage
Name of Beneficial Holder	Stock(1)	Options(2)	Total	of Class(3)

Michael B. Berman	42,354	—	42,354	*
Philip C. Calian	5,000	—	5,000	*
Donald S. Chisholm(4)	96,068	10,000	106,068	*
Thomas E. Dobrowski(5)	—	73,333	73,333	*
Thomas P. Heneghan	183,436	13,333	196,769	*
Ellen Kelleher	191,762	—	191,762	*
Roger A. Maynard	29,880	—	29,880	*
Marguerite Nader	11,549	—	11,549	*
Sheli Z. Rosenberg(6)	192,697	35,000	227,697	1.0%
Howard Walker	118,981	—	118,981	*
Gary L. Waterman	76,244	20,000	96,244	*
Samuel Zell(4)	3,202,012	586,666	3,788,678	16.1%

All directors and executive officers as a group (12 persons) including the above-named persons	4,149,983	738,332	4,888,315	20.7%

*	Less than 1%

(1)	The shares of Common Stock beneficially owned includes OP Units that can be exchanged for an equivalent number of shares of Common Stock.

(2)	The amounts shown in this column reflect shares of Common Stock subject to options which are currently exercisable or exercisable within 60 days of the Record Date.

(3)	In accordance with SEC regulations governing the determination of beneficial ownership of securities, the percentage of Common Stock beneficially owned by a person assumes that all OP Units held by the person are exchanged for Common Stock, that none of the OP Units held by other persons are so exchanged, that all options exercisable within 60 days of the Record Date to acquire Common Stock held by the person are exercised and that no options to acquire Common Stock held by other persons are exercised.

(4)	Mr. Zell does not have a pecuniary interest in 2,000 shares of Common Stock reported above held by the Helen Zell Revocable Trust, the trustee of which is Helen Zell, Mr. Zell’s spouse. Mr. Zell also does not have a pecuniary interest in 7,000 shares of Common Stock reported above held by the Donald S. Chisholm Trust, the trustee of which is Mr. Zell.

The number in the table includes 469,777 shares of Common Stock and 2,187,819 OP Units in which Mr. Zell has a pecuniary interest but with respect to which he does not have voting or dispositive power. 469,777 shares of Common Stock and 1,368,816 OP Units are indirectly owned by trusts established for the benefit of Mr. Zell and his family, the trustee of which is Chai Trust. Mr. Zell is not an officer or director of Chai Trust and does not have voting or dispositive power with respect to such Common Stock or OP Units. Additionally, 819,003 OP Units are held by EGIL, Anda Partnership and LFT Partnership. Under a shareholders’ agreement dated December 31, 1999, trusts established for the benefit of the family of Ann and Robert Lurie have the power to vote and to dispose of the OP Units beneficially owned by EGIL. In addition, Ann Lurie and Mark Slezak each share the power to vote or to direct the vote and share the power to dispose or to direct the disposition of OP Units held by Anda Partnership and LFT Partnership, and Mr. Zell does not have a pecuniary interest in the OP Units held thereby. Mr. Zell disclaims beneficial ownership of such 469,777 shares of Common Stock and 2,187,819 OP Units, except to the extent of his pecuniary interest therein.

(5)	The number in the table includes 71,604 shares of Common Stock which are held by Mr. Dobrowski as nominee for certain pension trusts.

(6)	Includes 11,530 OP Units beneficially owned by Mrs. Rosenberg which are exchangeable into 11,530 shares of Common Stock. Also includes 75,196 shares of Common Stock beneficially owned by Mrs. Rosenberg’s spouse, as to which Mrs. Rosenberg disclaims beneficial ownership.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company occupies office space in a building owned by an affiliate of EGI, an entity controlled by Mr. Zell, at Two North Riverside Plaza, Chicago, Illinois 60606. Amounts incurred for rental of this office space totaled approximately $465,000 for the year ended December 31, 2005. No amounts were due to this affiliate as of December 31, 2005.

The independent members of the Board, excluding Mr. Zell, have reviewed and approved the rates charged by the EGI affiliate in connection with the lease of the Company’s office space.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act (“Section 16(a)”) requires the Company’s executive officers and directors, and persons who own more than 10% of the Common Stock, to file reports of ownership and changes of ownership with the SEC and the NYSE. Executive officers, directors and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on the Company’s review of the copies of those forms received by the Company, or written representations from executive officers and directors that no Forms 5 were required to be filed for the fiscal year ended December 31, 2005, all appropriate Section 16(a) forms were filed in a timely manner, except as described below:

Mr. Walker disposed of 120.3 shares of Common Stock on March 11, 2005; a Form 4 inadvertently was not filed when due by March 13, 2005, but was filed on June 10, 2005. Mr. Berman acquired 260 shares of Common Stock on May 26, 2005, and 260 shares of Common Stock on May 27, 2005; a Form 4 inadvertently was not filed when due by May 28, 2005 and May 29, 2005, respectively, but was filed on June 3, 2005. Mr. Calian became a director of the Company on October 17, 2005; a Form 3 inadvertently was not filed when due by October 27, 2005, but was filed on November 3, 2005.

STOCKHOLDER PROPOSALS FOR THE 2007 ANNUAL MEETING

Stockholder proposals intended to be presented at the 2007 Annual Meeting must be received by the Secretary of the Company no later than December 8, 2006, in order to be considered for inclusion in the Company’s proxy statement and on the proxy card that will be solicited by the Board in connection with the 2007 Annual Meeting.

In addition, if a stockholder desires to bring business before an Annual Meeting of Stockholders which is not the subject of a proposal for inclusion in the Company’s proxy materials, the stockholder must follow the advance notice procedures outlined in the Company’s Bylaws. The Company’s Bylaws provide that in order for a stockholder to nominate a candidate for election as a director at an Annual Meeting or propose business for consideration at such Annual Meeting, notice must generally be given to the Secretary of the Company no more than 90 days nor less than 60 days prior to the first anniversary of the preceding year’s Annual Meeting. The 2006 Annual Meeting is scheduled for May 3, 2006. Therefore, if a stockholder desires to present a proposal for the 2007 Annual Meeting without seeking to include the proposal in the Company’s proxy materials, the Company must receive notice of the proposal no earlier than February 2, 2007 and no later than March 4, 2007. Copies of the Bylaws may be obtained from the Secretary of the Company by written request.

2005 ANNUAL REPORT

Stockholders are concurrently being furnished with a copy of the Company’s 2005 Annual Report (“Annual Report”) and the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 (the “Form 10-K”) as filed with the Securities Exchange Commission. Additional copies of the Annual Report, Form 10-K and of this Proxy Statement may be obtained from the Company’s website at http://www.equitylifestyle.com or by contacting Equity LifeStyle Properties, Inc, Attn: Investor Relations, at Two North Riverside Plaza, Suite 800, Chicago, Illinois 60606, (toll-free number: 1-800-247-5279). Copies will be furnished promptly at no additional expense.

OTHER MATTERS

The Board knows of no other matters to be presented for stockholder action at the Annual Meeting. If any other matters are properly presented at the Annual Meeting for action, it is intended that the persons named in the accompanying proxy and acting thereunder will vote in accordance with their best judgment on such matters.

By Order of the Board of Directors

Ellen Kelleher
Executive Vice President, General Counsel and Secretary

March 24, 2006
Chicago, Illinois

EQUITY LIFESTYLE PROPERTIES, INC.
TWO NORTH RIVERSIDE PLAZA, SUITE 800, CHICAGO, ILLINOIS 60606
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
     The undersigned stockholder of Equity LifeStyle Properties, Inc., a Maryland corporation (the “Company”), hereby appoints SAMUEL ZELL and THOMAS P. HENEGHAN, or either of them, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of the Company to be held on Wednesday, May 3, 2006, at 10:00 a.m. Central time (the “Meeting”), and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Meeting. The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side. If this proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast “for” each of the nominees for director and “for” the ratification of the selection of Ernst & Young LLP as the Company’s independent accountants for 2006, as described in the Proxy Statement, and in the discretion of the proxy holder on any other matter that may properly come before the Meeting or any adjournment or postponement thereof.
COMMENTS/ADDRESS CHANGE:

(Continued and to be signed on other side)

o FOLD AND DETACH HERE o

EQUITY LIFESTYLE PROPERTIES, INC.
PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.  ☒
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1.

1. ELECTION OF DIRECTORS	For All	Withhold All	For All Except
	☐	☐	☐
Nominees:
Donald S. Chisholm
Thomas E. Dobrowski
Thomas P. Heneghan
Philip C. Calian
Sheli Z. Rosenberg
Howard Walker
Gary L. Waterman
Samuel Zell

Instruction: TO WITHHOLD AUTHORITY to vote for any individual nominee, write that nominee’s name in the space provided below:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 2.

2. RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS	For	Against	Abstain

Proposal to ratify the selection of Ernst & Young LLP as the Company’s independent accountants for 2006.	☐	☐	☐

And on any other matter which may properly come before the Meeting or any adjournment or postponement thereof in the discretion of the proxy holder.

I PLAN TO ATTEND THE MEETING	☐

Date

Signature

Signature

NOTE: PLEASE SIGN AS NAME APPEARS HEREON. JOINT OWNERS SHOULD EACH SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN OR OFFICER, PLEASE GIVE FULL TITLE UNDER SIGNATURE. IF THE SIGNER IS A CORPORATION, PLEASE SIGN FULL CORPORATE NAME BY DULY AUTHORIZED OFFICER, GIVING FULL TITLE AS SUCH. IF SIGNER IS A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

o FOLD AND DETACH HERE o
YOUR VOTE IS IMPORTANT.
PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND RETURN IT PROMPTLY
IN THE ENCLOSED ENVELOPE.